April 27, 2018 2018 First Quarter Earnings Investor Presentation Exhibit 99.2

When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items of Banc of California Inc. and its affiliates (“BANC,” the “Company,” “we,” “us” or “our”). By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.  Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) a pending investigation by the SEC may result in adverse findings, reputational damage, the imposition of sanctions, increased costs and other negative consequences; (ii) management time and resources may be diverted to address the pending SEC investigation as well as any related litigation, litigation initiated by stockholders and other litigation; (iii) the costs and effects of litigation, including settlements and judgments; (iv) our performance may be adversely affected by the management transition we have recently undergone; (v) risks that the Company’s merger and acquisition transactions may disrupt current plans and operations and lead to difficulties in customer and employee retention, risks that the costs, fees, expenses and charges related to these transactions could be significantly higher than anticipated and risks that the expected revenues, cost savings, synergies and other benefits of these transactions might not be realized to the extent anticipated, within the anticipated timetables, or at all; (vi) the disposition of our Banc Home Loans division during the first quarter of 2017 may adversely impact our revenues and profitability to the extent we are unable to replace its revenues or realize the expected cost savings of this transaction; (vii) risks that funds obtained from capital raising activities will not be utilized efficiently or effectively; (viii) a worsening of current economic conditions, as well as turmoil in the financial markets; (ix) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan and lease portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (x) the quality and composition of our securities portfolio; (xi) changes in general economic conditions, either nationally or in our market areas, or changes in financial markets; (xii) continuation of or changes in the historically low short-term interest rate environment, changes in the levels of general interest rates, volatility in the interest rate environment, the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (xiii) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (xiv) our ability to maintain a strong core deposit base or other low cost funding sources necessary to fund our activities; (xv) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, limit our business activities, require us to change our business mix, increase our allowance for loan and lease losses, write-down asset values or increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, any of which could adversely affect our liquidity and earnings; (xvi) legislative or regulatory changes that adversely affect our business, including, without limitation, changes in tax laws and policies and changes in regulatory capital or other rules, as well as additional regulatory burdens that result from our growth to over $10 billion in total assets; (xvii) our ability to control operating costs and expenses; (xviii) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xix) errors in estimates of the fair values of certain of our assets and liabilities, which may result in significant changes in valuation; (xx) the network and computer systems on which we depend could fail or experience a security breach; (xxi) our ability to attract and retain key members of our senior management team; (xxii) increased competitive pressures among financial services companies; (xxiii) changes in consumer spending, borrowing and saving habits; (xxiv) adverse changes in the securities markets; (xxv) earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xxvi) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xxvii) inability of key third-party providers to perform their obligations to us; (xxiii) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxix) share price volatility and reputational risks, related to, among other things, speculative trading and certain traders shorting our common shares and attempting to generate negative publicity about us; (xxx) war or terrorist activities; and (xxxi) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described from time to time in other documents that we file with or furnish to the SEC. You should not place undue reliance on forward-looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made. Forward-looking Statements

Strong Organic Loan Growth Continuation of Balance Sheet Re-Mix Disciplined Expense Management Held for investment loans grew on a net basis by $271 million, or 4% QoQ (16% annualized) – Gross loan commitment originations of $867 million at an average production yield of 4.99% Originated HFI loans increased by $308 million, or 5% QoQ Completed the run-off of legacy high-rate, high-volatility deposits, which comprised $207 million of deposit outflows in the first quarter, core deposit balances increased by $55 million, and brokered deposit balances declined by $31 million First quarter noninterest expense totaled $59.8 million Non-recurring expenses of $1.0 million including $4.4 million of legal and professional fees, a $0.7 million recovery of legal settlement expense, $0.9 million benefit to salaries from the reversal of a portion of the 2017 bonus accrual, and $1.8 million release of the loan repurchase reserve as a result of the sale of MSRs in the quarter. Credit and Capital Net charge-offs totaled $14.1 million, primarily driven by the previously announced $13.9 million fraudulent credit NPAs1/Assets of 0.22% and ALLL / Loans1 increased to 0.79%, up from 0.70% a year ago Common Equity Tier 1 ratio of 9.8% First Quarter 2018 Highlights Continued the Transformation Toward a Core, More Stable Balance Sheet and Banking Platform Bolstered Talent Hired Kris Gagnon as Chief Credit Officer, Leticia Aguilar as Head of Community Banking Added treasury management sales and product leadership team, LA middle market team, and bolstered San Diego Commercial and Private Banking teams Stabilization of Core Deposits Reduced securities by $151 million from the fourth quarter, driven by the sale of all remaining master limited partnership debt securities (“MLPs”) totaling $77 million and the sale of $103 million of commercial mortgage-backed securities (“CMBS”) Completed the sale of $26 million of mortgage servicing rights (“MSRs”) Held for investment

Dollars in millions Total Assets1 Strategic Asset Re-Mix Continues Re-Mix of Balance Sheet Toward Core HFI Loans Through Reduced Securities & Cash Balances Q1 Strategic Balance Sheet Re-Mix Activities 1 2 3 Cash and other declined by $119 million due to lower cash balances, lower loans held for sale, and the sale of MSRs Securities declined by $151 million, including: - Sale of all remaining of MLPs ($77 million) - Sale of $103 million of CMBS Increased overall HFI loans by $271 million, or 4% from the prior quarter 1 2 3

BANC Strategic Roadmap: Scorecard

Building Core Earnings Power for Sustainable Growth and Returns Over the Long Term

Strategy Components	Tracking Guideposts	Q1 Results
Build Core Deposits	Core Deposit Balance Growth	Core deposits increased $55 million Brokered deposits declined $31 million and completed run-off of $207 million of legacy high-rate, high-volatility deposits
Amplify Lending	Annual Net Loan Growth	HFI loan growth of $271 million, or 16% annualized
	Loan Originations	$867 million of gross loan commitment originations
	Securities / Assets (%)	Securities / assets of 23%, down from 25% at YE
Normalize Expenses	Noninterest Expenses[1] / Average Assets	NIE[1] / average assets of 2.29% Continuing to invest in front line while driving efficiencies in back office
Creating Stockholder Value	ROAA	0.34%
	ROATCE	2.37%
	Aligned Incentive Plan	2018 Annual Incentive Plan targets published: Core deposit growth, ROAA, loan growth, adjusted efficiency ratio (%). Additional gating criteria for CET1 ratio (%) and non-performing assets (%).

1 Operating expenses, non-GAAP measure, see reconciliation on slide 8.

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Dollars in millions Core deposits defined as non-brokered deposits Deposit Composition1 $207 Change 1Q vs. 4Q $31 $55 Build Core Deposits: Stabilized Core Deposit Base Core Deposits Increased by $55 Million, While Brokered & Run-off IB Deposits Declined by $238 Million BANC 2

Dollars in millions Includes Construction Gross loan commitment originations 1Q gross loan production3 of $867 million at 4.99% average production yield Loans Held for Investment1 Loans Held for Investment1 27% 25% 13% 14% 27% 28% 31% 32% +4% QoQ Amplify Lending: Growing Loan Balances Accelerated Loan Production Efforts to Support Higher Loan Balances, Driving Balance Sheet Growth BANC Loan Production Yields Above Loan Portfolio Yields 1% 2%

Average Interest Earning Assets End Quarterly Down Trend Interest Earning Assets and Interest Income Increasingly Driven by Core Lending Activities Net Interest Margin Components Interest Earning Assets1 Average, dollars in billions Includes loans held for sale and other interest-earning assets Dollars in millions, consolidated operations Interest Income3 2

Loss on investments in alternative energy partnerships create tax credits to offset expense incurred. Continuing operations operating expense less non-recurring adjustments. Non-GAAP measure: Reconciliation table above. Continuing operations noninterest expense excluding loss on investments in alternative energy partnerships, annualized, over average consolidated assets. Non-Recurring Adjustments to Continuing Operations Expenses ($ in millions) Noninterest Expense - Continuing Operations Q1 non-recurring adjustments Q1 Operating Expense2 Salaries and employee benefits $ 31.1 $ 0.9 $ 32.0 Occupancy and equipment 7.7 7.7 Professional fees 9.2 (4.4) 4.8 Data processing 1.7 1.7 Advertising 3.3 3.3 Regulatory assessments 2.1 2.1 Provision (reversal) for loan repurchases (1.8) 1.8 0.0 Amortization of intangible assets 0.8 0.8 All other expense 5.8 0.7 6.5 Total Noninterest Expense (ex-loss on investments in alternative energy partnerships) $ 59.8 $ (1.0) $ 58.8 Loss on investments in alternative energy partnerships1 n/m Total Noninterest Expense (reported) $ 59.8 NIE / Average Assets3 Normalize Expenses: Leveraging Expenses Efficiently Leveraging Existing Expense Base and Re-Mix of Spend Supports Only Modest Expense Growth BANC

($ in millions) Continuing Operations (reported) Q1 non-recurring adjustments1 Q1 Operating Earnings from Continuing Operations2 Q1 Operating Earnings from Continuing Operations Normalized Tax Rate at 20%2 Net interest income $ 71.4 $ 71.4 Provision for loan and lease losses 19.5 (13.9) 5.6 Total noninterest income 8.6 (2.9)4 5.7 Total noninterest expense (ex-loss on investments in alternative energy partnerships) $ 59.8 $ (1.0) $ 58.8 Loss on investments in alternative energy partnerships3 n/m --- Total noninterest expense 59.8 (1.0) 58.8 Pre-tax income $ 0.7 $ 12.0 $ 12.7 $ 12.7 Income tax (benefit) expense (6.4) 3.4 (3.0) 2.5 Net income $ 7.1 $ 8.6 $ 15.7 $ 10.2 Diluted earnings per total common share $ 0.03 $0.10 $12.0 million of Q1 pre tax benefit, tax effected at 28%, equates to $8.6 million net income benefit after tax. Non-GAAP measure: Reconciliation table above. Loss on investments in alternative energy partnerships create tax credits to offset expense incurred. 4 Includes $2.3 million of MSR transaction expense and $5.2 million benefit from security sales. Focusing on Core, Sustainable Returns Q1 Including Non-Recurring Items Shown Below Diluted EPS – Continuing Operations Reported Adjusted for non-recurring items

BANC

Creating Stockholder Value: Strategic Target Tracking

Focused on Building Core Earnings Power for Sustainable Growth and Returns Over the Long Term

Financial Metric	Long-Term Strategic Operating Targets	1Q 2018	Plan Tracking	Comments
Growth / Balance Sheet:				
- Loan Growth (HFI)[1]	*Mid-Teens*	+16%		On Track
- Deposit Growth (ex-brokered)[2]	*Low-to-Mid Teens*	+4%		Early Innings of Deposit & Treasury Management Build Out
- Securities / Total Assets	15% - 20%	23%		Trending Toward Target
Operating Metrics:				
- NIM	*3.00% – 3.20%*	2.98%		
- NIE[3] / Average Assets	*<2.00%*	2.29%		Trending Toward Target
- Tax Rate	*20 – 25%*	---		Expect 2H 2018 Tax Rate Normalization
Returns:				
- ROAA	*1%+*	0.34%		
- ROATCE[4]	*12%+*	2.37%		

1 Annualized 2 Annualized ex-brokered, ex-IB run off deposits 3 Continuing operations noninterest expenses excluding loss on investments in alternative energy partnerships, annualized, over average consolidated assets. See page 8 for Non-GAAP reconciliation. 4 Non –GAAP measure, see page 20 for reconciliation.

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Strategic Initiative Tracking – Q1 2018

Initiatives Support Strategic Roadmap and Reflect High Level Priorities to Support Plan

Initiative	Q1 Status	Q1 Commentary
Treasury Management Strategy: Sales & Products Organization	Green	Hired key sales and product leadership Expansion of TM sales professionals in process Launched branded LAFC debit card & credit and corporate cards
Launch Specialty Deposit Niches	Yellow	Hired key sales leader, identifying targeted deposit segments
Retail Banking BDO Model	Yellow	New Head of Community Banking hired Q1
Expand Commercial Banking: LA / OC / SD	Green	Hired commercial banking lead for LA (+2 RMs) Expanded OC commercial banking (+1 RM) Expanded SD commercial banking (+1 RM)
Expand Private Banking: OC / SD	Green	Launched SD Private Banking (+2 RMs)
Real Estate Banking: Direct Customer Channel / Deposit Focus	Green	4 CRE / MF direct channel RMs added Q1 production included efforts from newly hired teams
Compensation Plan Refresh: Including Deposit Incentive Plans	Green	Organizational wide incentive plans aligned to targets around EPS, loan growth, deposit growth
Technology & Infrastructure Enhancements	Green	Implemented pilot of Multifamily loan origination system (LOS) Master data management (MDM) program project under way

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Nonperforming Assets1 Asset Quality Remains Strong and Stable Disciplined Credit Culture Continues to Drive Strong Asset Quality Dollars in millions, held for investment NPAs / Equity ALLL and NPL Coverage Total Delinquent Loans / Total Loans

Tangible Equity / Tangible Assets1 +8% Solid Capital Ratios Exceeding Basel III Guidelines Tier 1 Risk-Based Capital Ratio Supported by $269 Million of Preferred Equity Common Equity Tier 1 Ratio (CET1) +4% Tangible Common Equity / Tangible Assets1 +9% Tier 1 Risk-Based Capital Ratio +5% Non-GAAP measure. Reconciliation on slide 19.

Appendix

Securities Portfolio Dollars in millions Based on book value balances of rated securities, data at March 31, 2018 Dollars in billions Securities Portfolio Detail1 Security Type Book Value 4Q17 Book Value 1Q18 Q1 Change Fair Value 1Q18 Book Yield 1Q18 Duration 1Q18 Gov’t & Agency (Agency MBS) $ 493 $ 495 $ 2 $ 468 2.59% 7.08 CLOs 1,691 1,744 53 1,755 3.61% 0.10 CMBS 305 201 (104) 201 3.87% 6.27 Other 1 1 --- 1 n/m n/m Strategic Portfolio 2,490 2,441 (49) 2,425 3.42% 2.03 Corporate Debt Securities – MLPs 77 --- (77) Total Securities $ 2,567 $ 2,441 $ (126) $ 2,425 3.42% 2.03 Portfolio Profile2 Credit Rating Portfolio Average Balances and Yields3 Composition

BANC Fast Facts & Preferred Equity Capital Structure

($ in millions)[1]	1Q18	4Q17	3Q17	2Q17	1Q17
Total Assets[2]	$ 10,329	$ 10,328	$ 10,280	$ 10,366	$ 11,052
Securities	2,425	2,575	2,756	2,915	3,298
Loans Held for Investment	6,931	6,659	6,227	5,956	6,105
Deposits	7,110	7,293	7,404	8,045	8,598
Net Interest Income	71.4	73.2	75.0	75.5	80.5
Provision for Loan and Lease Losses	19.5	5.1	3.6	2.5	2.6
Non Interest Income	8.6	5.7	18.4	5.7	14.9
Noninterest Expense[3,4]	59.8	62.4	67.3	66.6	81.2
Loss on Investments in Alternative Energy Partnerships	n/m	4.0	8.3	9.8	8.7
Noninterest Expense – Reported	59.8	66.4	75.7	76.3	89.9
Net Income	7.1	10.9	18.1	15.1	9.4
Diluted Earnings Per Share	$ 0.03	$ 0.11	$ 0.25	$ 0.20	$ 0.08
Return on Average Assets[2]	0.34%	0.44%	0.67%	0.46%	0.62%
Efficiency Ratio[2,5]	65.7%	75.5%	72.5%	80.5%	78.8%

Preferred Equity	Class / Series	CUSIP	Issue Date	Amount Out ($000)	Dividend Rate / Coupon (%)	First Callable Date
Preferred Equity: Non-Cumulative, Perpetual	E	05990K874	2/8/2016	125,000	7.00%	3/15/2021
Preferred Equity: Non-Cumulative, Perpetual	D	05990K882	4/8/2015	115,000	7.375%	6/15/2020
Preferred Equity: Non-Cumulative, Perpetual	C	05990K403	6/12/2013	40,250	8.00%	9/15/2018
Total Preferred Equity				**$ 280,250**		

1 All figures from Continuing Operations unless noted; dollars in millions unless noted per share or percentage.
2 Consolidated operations; Efficiency ratio adjusted for including the pre-tax effect of investments in alternative energy partnerships .
3 Excluding loss on investments in alternative energy partnerships . 4 Non-GAAP measure. Reconciliation within table above. 5 Non-GAAP measure. Reconciliation on slide 18.

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This presentation contains certain financial measures determined by methods other than in accordance with U.S. generally accepted accounting principles (GAAP). These measures include noninterest expense from continuing operations, operating expense from continuing operations, and diluted earnings per share from continuing operations, adjusted for non-recurring items, each excluding loss on investments in alternative energy partnerships and the latter two also reflecting adjustments for non-recurring items. Management believes that these particular measures provide useful supplemental information in understanding our core operating performance. These measures should not be viewed as substitutes for measures determined in accordance with GAAP, nor are they necessarily comparable to non‐GAAP measures that may be presented by other companies. Reconciliations of these measures to measures determined in accordance with GAAP are contained on slides 8, 9 and 16 of this presentation. Non-GAAP measures in this presentation also include tangible equity to tangible assets, tangible common equity to tangible assets, return on average tangible common equity, and adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships. These particular measures are used by management in its analysis of the Company's capital strength and the performance of the Company’s businesses. Banking and financial institution regulators also exclude goodwill and other intangible assets from total stockholders' equity when assessing the capital adequacy of a financial institution. Management believes the presentation of these measures excluding the impact of these items provides useful supplemental information that is essential to a proper understanding of the capital and financial strength of the Company and the performance of its businesses. These measures should not be viewed as substitutes for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP measures that may be presented by other companies. Reconciliations of these measures to measures determined in accordance with GAAP are contained on slides 18-20 of this presentation. Non-GAAP Financial Information

(in thousands) 1Q18 4Q17 3Q17 2Q17 1Q17 Noninterest expense $ 59,812 $ 66,424 $ 79,008 $ 98,216 $ 124,615 Gain (loss) on investments in alternative energy partnerships, net 34 (3,995) (8,348) (9,761) (8,682) Adjusted noninterest expense $ 59,846 $ 62,429 $ 70,660 $ 88,455 $ 115,933 Net interest income $ 71,624 $ 73,246 $ 75,953 $ 78,296 $ 83,747 Noninterest income 10,452 6,429 18,827 19,817 59,704 Total revenue 82,076 79,675 94,780 98,113 143,451 Tax credit from investments in alternative energy partnerships 7,323 4,908 8,777 15,681 8,829 Deferred tax expense on investments in alternative energy partnerships (769) (859) (1,536) (2,744) (1,545) Tax effect on tax credit and deferred tax expense 2,422 3,004 3,804 8,584 5,140 Gain (loss) on investments in alternative energy partnerships, net 34 (3,995) (8,348) (9,761) (8,682) Total pre-tax adjustments for investments in alternative energy partnerships 9,010 3,058 2,697 11,760 3,742 Adjusted total revenue $ 91,086 $ 82,733 $ 97,477 $ 109,873 $ 147,193 Efficiency ratio 72.87% 83.37% 83.36% 100.10% 86.87% Adjusted efficiency ratio including the pre-tax effect of investments in alternative energy partnerships 65.70% 75.46% 72.49% 80.51% 78.76% Effective tax rate utilized for calculating tax effect on tax credit and deferred tax expense 26.98% 42.59% 34.44% 39.89% 41.37% Non-GAAP Reconciliation Adjusted Efficiency Ratio Including the Pre-tax Effect of Investments in Alternative Energy Partnerships

(in thousands) 1Q18 4Q17 3Q17 2Q17 1Q17 Tangible common equity to tangible assets ratio Total assets $ 10,329,319 $ 10,327,852 $ 10,280,028 $ 10,365,768 $ 11,052,085 Less goodwill (37,144) (37,144) (37,144) (37,144) (37,144) Less other intangible assets (8,510) (9,353) (10,219) (11,135) (12,191) Tangible assets $ 10,283,665 $ 10,281,355 $ 10,232,665 $ 10,317,489 $ 11,002,750 Total stockholders’ equity $ 993,756 $ 1,012,308 $ 1,013,908 $ 1,006,292 $ 985,748 Less goodwill (37,144) (37,144) (37,144) (37,144) (37,144) Less other intangible assets (8,510) (9,353) (10,219) (11,135) (12,191) Tangible equity 948,102 965,811 966,545 958,013 936,413 Less preferred stock (269,071) (269,071) (269,071) (269,071) (269,071) Tangible common equity $ 679,031 $ 696,740 $ 697,474 $ 688,942 $ 667,342 Tangible equity to tangible assets 9.22% 9.39% 9.45% 9.29% 8.51% Tangible common equity to tangible assets 6.60% 6.78% 6.82% 6.68% 6.07% Non-GAAP Reconciliation Tangible Common Equity to Tangible Assets and Tangible Equity to Tangible Assets

(in thousands) 1Q18 4Q17 3Q17 2Q17 1Q17 Return on Tangible Common Equity Average total stockholders’ equity $ 1,019,961 $ 1,014,368 $ 1,005,462 $ 1,014,267 $ 1,001,784 Less average preferred stock (269,071) (269,071) (269,071) (269,071) (269,071) Less average goodwill (37,144) (37,144) (37,144) (37,144) (39,221) Less average other intangible assets (8,972) (9,788) (10,760) (11,808) (13,190) Average tangible common equity $ 704,774 $ 698,365 $ 688,487 $ 696,244 $ 680,302 Net income $ 8,558 $ 11,302 $ 16,949 $ 12,257 $ 17,201 Less preferred stock dividends (5,113) (5,113) (5,112) (5,113) (5,113) Add amortization of intangible assets 843 866 916 1,056 1,090 Add impairment of intangible assets --- --- --- --- 336 Less tax effect on amortization and impairment of intangible assets (177) (303) (321) (370) (499) Net income available to common stockholders $ 4,111 $ 6,752 $ 12,432 $ 7,830 $ 13,015 Return on average equity 3.40% 4.42% 6.69% 4.85% 6.96% Return on average tangible common equity 2.37% 3.84% 7.16% 4.51% 7.76% Effective tax rate utilized for calculating tax effect on amortization and impairment of intangible assets 21.00% 35.00% 35.00% 35.00% 35.00% Non-GAAP Reconciliation Return on Average Tangible Common Equity